UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2021

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SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

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SB/RH HOLDINGS, LLC

(Exact Name of Registrant as Specified in its Charter)

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Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

As previously disclosed, on September 8, 2021, Spectrum Brands, Inc. (the “Company”) entered into a definitive Asset and Stock Purchase Agreement (the “Purchase Agreement”) with ASSA ABLOY AB, pursuant to which, and subject to the terms and conditions set forth in the Purchase Agreement, ASSA ABLOY AB will acquire from the Company its hardware and home improvement business for an aggregate purchase price of $4.3 billion in cash, subject to customary purchase price adjustments. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this report may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate”, “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the ability to consummate the announced transaction on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions and our ability to realize the benefits of the transaction, including reducing the leverage of the Company, invest in the organic growth of the Company, fund any future acquisitions, returning capital to shareholders, and/or maintain its quarterly dividends; (2) the risk that regulatory approvals that are required to complete the proposed transaction may not be received, may take longer than expected or may impose adverse conditions; (3) our ability to realize the expected benefits of such transaction and to successfully separate the Business; (4) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (5) the impact of our indebtedness on our business, financial condition and results of operations; (6) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (7) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (8) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (9) the impact of fluctuations in transportation and shipment costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (10) interest rate and exchange rate fluctuations; (11) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (12) competitive promotional activity or spending by competitors, or price reductions by competitors; (13) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (14) the impact of actions taken by significant stockholders; (15) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (16) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (17) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Program), cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (18) the seasonal nature of sales of certain of our products; (19) the effects of climate change and unusual weather activity, as well as further natural disasters and pandemics; (20) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (21) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (22) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (23) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (24) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (25) changes in accounting policies applicable to our business; (26) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (27) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (28) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (29) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (30) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; (31) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; (32) our ability to achieve our goals regarding environmental, social and governance practices; (33) our increased reliance on third party partners, suppliers, and distributors to achieve our business objectives; and (34) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including our 2020 Annual Report and subsequent Quarterly Reports on Form 10-Q.

Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this report is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Asset and Stock Purchase Agreement, dated as of September 8, between Spectrum Brands, Inc. and ASSA ABLOY AB (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2021	SPECTRUM BRANDS HOLDINGS, INC. SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel and Corporate Secretary